Corporate & Institutional Banking Level 28, 500 Bourke Street Melbourne VIC 3000 AUSTRALIA

9 April 2020

The Directors

Reading Entertainment Australia Pty Ltd (ACN [Redacted]) (Borrower and/or you)

98 York Street

South Melbourne VIC 3205

Copy to:

Each entity listed in Schedule 1 (each, a Guarantor and together with the Borrower, the Transaction Parties)

Dear Directors,

LETTER OF WAIVER

We refer to the “Corporate Markets Loan & Bank Guarantee Facility Agreement” originally dated 24 June 2011 between, among others, National Australia Bank Limited ABN 12 004 044 937 (Bank and/or we) and you (as amended from time to time, including on 27 March 2019 (Facility Agreement). Terms defined in the Facility Agreement have the same meanings in this letter.

We understand that, due to the closure of all cinemas operated by the Reading Entertainment Australia Group as a direct result of the COVID-19 coronavirus pandemic, a Material Adverse Effect is subsisting under paragraph

(a) of that definition (MAE Event). The MAE Event is an Event of Default under clause 10.1(i) (“Material Adverse Effect”) of the Facility Agreement.

1	The Borrower has requested that the Bank waive its rights under clause 10.2(a) (“Effect of Event of Default”) of the Facility Agreement with respect to:

(a)	the MAE Event; and

(b)

an Event of Default that may arise solely as a result of the failure by the Borrower to comply with clause 9.7(a)(i) (“Fixed Charges Cover Ratio”) or 9.7(a)(ii) (“Leverage Ratio”) in respect of the Calculation Period ending on 30 June 2020 or 30 September 2020 only (together with the MAE Event, the Relevant Events), on, and subject to, the terms of this letter.

2	Subject to the following conditions:

(a)	receipt by the Bank of an original of this letter, duly executed by each Transaction Party; and

(b)	each Transaction Party complying at all times with its obligations in paragraph 3 below,

the Bank agrees to waive its rights under clause 10.2(a) (“Effect of Event of Default”) of the Facility Agreement with respect to each Relevant Event. For the avoidance of doubt, the waiver in this clause 2 does not extend to any other event or circumstance that is subsisting or that may arise after the date of this letter (including, without limitation, any Material Adverse Effect that may arise or subsist due to a change in the circumstances, business or condition of a Transaction Party or the Reading Entertainment Australia Group after the date of this letter as a result of the COVID-19 pandemic).

3

Notwithstanding the waivers in paragraph 2 above or any other term of a Transaction Document to the contrary, each Transaction Party agrees and acknowledges that it will not make any Distribution without the prior written consent of the Bank.

4

If paragraph 3 is not complied with at any time, any waiver given by the Bank in this letter ceases, the Bank’s rights are reinstated and preserved and, at the option of the Bank, an Event of Default under the Facility Agreement will occur.

5

Except to the extent expressly set out in this letter, nothing in this letter or otherwise operates as a waiver of any obligation of a Transaction Party nor shall anything prevent any further or other exercise, or the exercise, of any other right or remedy of the Bank.

6	Each Transaction Party acknowledges incurring obligations and giving rights under this letter for valuable consideration received from the Bank.

7

The Facility Agreement continues in full force and effect. Rights given to the Bank under or in connection with any Transaction Document, and the obligations of the Transaction Parties under it, are not affected by any act or omission or any other thing which might otherwise affect them under law or otherwise.

8

The parties acknowledge and agree that this letter is a “Transaction Document” for the purposes of the Facility Agreement. If there is a conflict between the Facility Agreement and this letter, the terms of this letter prevail.

9	This letter:

(a)	may consist of a number of copies, each signed by one or more parties to this letter. If so, the signed copies are treated as making up the one letter; and

(b)	will be governed by and construed in accordance with the laws in force in Victoria and each party submits to the non-exclusive jurisdiction of the courts of Victoria.

Yours faithfully

Signed by or on behalf of National Australia Bank Limited

Jonathan Kerr

Associate Director, NAB Corporate Email: Jonathan.Kerr@nab.com.au

Schedule 1 – Guarantors

GuarantorNotice details
Reading Entertainment Australia Pty Ltd

98 York Street

South Melbourne VIC 3205 Attention: Managing Director AND TO:

Reading International Inc.

5995 Sepulveda Blvd, Suite 300 Culver City, California 90230 United States of America Attention: EVP, Chief Financial Officer and Treasurer

Australia Country Cinemas Pty Ltd	As above
Australian Equipment Supply Pty Ltd	As above
Burwood Developments Pty Ltd	As above
Epping Cinemas Pty Ltd	As above
Hotel Newmarket Pty Ltd	As above
Newmarket Properties Pty Ltd	As above
Newmarket Properties No. 2 Pty Ltd	As above
Newmarket Properties #3 Pty Ltd	As above
Reading Auburn Pty Ltd	As above
Reading Australia Leasing (E&R) Pty Ltd	As above
Reading Belmont Pty Ltd	As above
Reading Bundaberg 2012 Pty Ltd	As above
Reading Charlestown Pty Ltd	As above
Reading Cinemas Pty Ltd	As above
Reading Cinemas Management Pty Ltd	As above
Reading Colac Pty Ltd	As above
Reading Dandenong Pty Ltd	As above
Reading Elizabeth Pty Ltd	As above
Reading Exhibition Pty Ltd	As above
Reading Licences Pty Ltd	As above
Reading Maitland Pty Ltd	As above
Reading Melton Pty Ltd	As above
Reading Properties Pty Ltd	As above
Reading Properties Indooroopilly Pty Ltd as trustee for the Landplan Property Partners Discretionary Trust	As above
Reading Properties Taringa Pty Ltd as trustee for the Reading Property Partners No. 1 Discretionary Trust	As above
Reading Property Holdings Pty Ltd	As above
Reading Rouse Hill Pty Ltd	As above
Reading Sunbury Pty Limited	As above
Rhodes Peninsula Cinema Pty Limited	As above
Westlakes Cinema Pty Ltd	As above
A.C.N. 143 633 096 Pty Ltd	As above
Reading Cannon Park Pty Ltd	As above

Each Transaction Party accepts and agrees to the terms of this letter by signing below.

EXECUTED by READING))
ENTERTAINMENT AUSTRALIA PTY LTD ACN [Redacted] in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) ) )
)
/s/ Ellen Cotter	)	/s/ Andrzej Matyczynski
Signature of director	)	Signature of director/~~company secretary~~*
*delete whichever is not applicable

Ellen Cotter		Andrzej Matyczynski
Name of director (block letters)		Name of director/~~company secretary~~* (block letters)
*delete whichever is not applicable

EXECUTED by each of

AUSTRALIA COUNTRY CINEMAS PTY LTD ACN [Redacted];

AUSTRALIAN EQUIPMENT SUPPLY PTY LTD ACN [Redacted];

BURWOOD DEVELOPMENTS PTY LTD ACN [Redacted];

EPPING CINEMAS PTY LTD ACN [Redacted];

HOTEL NEWMARKET PTY LTD ACN [Redacted];

NEWMARKET PROPERTIES PTY LTD ACN [Redacted];

NEWMARKET PROPERTIES NO. 2 PTY LTD ACN [Redacted];

NEWMARKET PROPERTIES #3 PTY LTD ACN [Redacted];

READING AUBURN PTY LTD ACN [Redacted];

READING AUSTRALIA LEASING (E&R) PTY LTD ACN [Redacted]; READING BELMONT PTY LTD ACN [Redacted];

READING BUNDABERG 2012 PTY LTD ACN [Redacted];

READING CHARLESTOWN PTY LTD ACN [Redacted];

READING CINEMAS PTY LTD ACN [Redacted];

READING CINEMAS MANAGEMENT PTY LTD ACN [Redacted];

READING COLAC PTY LTD ACN [Redacted];

READING DANDENONG PTY LTD ACN [Redacted];

READING ELIZABETH PTY LTD ACN [Redacted];

READING EXHIBITION PTY LTD ACN [Redacted];

READING LICENCES PTY LTD ACN [Redacted];

READING MAITLAND PTY LTD ACN [Redacted];

READING MELTON PTY LTD ACN [Redacted];

READING PROPERTIES PTY LTD [Redacted];

READING PROPERTIES INDOOROOPILLY PTY LTD ACN [Redacted]AS TRUSTEE FOR THE LANDPLAN PROPERTY PARTNERS DISCRETIONARY TRUST;

READING PROPERTIES TARINGA PTY LTD ACN [Redacted]AS TRUSTEE FOR THE READING PROPERTY PARTNERS NO. 1 DISCRETIONARY TRUST;

READING PROPERTY HOLDINGS PTY LTD ACN [Redacted];

READING ROUSE HILL PTY LTD ACN [Redacted];

READING SUNBURY PTY LIMITED ACN [Redacted];

RHODES PENINSULA CINEMA PTY LIMITED ACN [Redacted];

WESTLAKES CINEMA PTY LTD ACN [Redacted];

A.C.N. 143 633 096 PTY LTD ACN [Redacted]; and READING CANNON PARK PTY LTD ACN [Redacted],

in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of each of its directors:

_/s/ Ellen Cotter____________

Signature of director

_Ellen Cotter_______________

Name of director (block letters)

_/s/ Andrzej Matyczynski_____

Signature of director/~~company secretary~~*

*delete whichever is not applicable

_Andrzej Matyczynski________

Name of director/~~company secretary~~* (block letters)

*delete whichever is not applicable